ZipGlobal Holdings, Inc.

NOTICE OF HOLDER CONVERSION

(To be Executed by the Registered Holder in order to Convert the Debenture)

The undersigned hereby elects to convert the attached Convertible Note into shares of common stock, $0.0001 par value per share (the "Common Stock"), of ZipGlobal Holdings, Inc. (the "Company") according to the conditions hereof, as of the date written below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the holder for any conversion, except for such transfer taxes, if any.

Conversion calculations:

March 28, 2006
Date to Effect Conversion

$ 98,873 00/100
Principal Amount of Convertible Note to be Converted

197,746
Number of shares of Common Stock to be Issued

.50 per share
Applicable Conversion Price

[signature]
Signature

ZHONG HUA LI
Name

022-64-9022 (022-64-9022)
Social Security or other
Taxpayer Identifying Number

1202 Matthew Woods Drive
BRAINTREE, MA 02184
Address